Exhibit 10.01

OGE ENERGY CORP.
FORM OF PERFORMANCE UNIT AGREEMENT
UNDER THE 2013 STOCK INCENTIVE PLAN

OGE Energy Corp. (the "Company") hereby awards, at target, to __________ (the "Participant") ___ Performance Units pursuant to the OGE Energy Corp. 2013 Stock Incentive Plan (the "Plan"), the definitions and provisions of which are incorporated herein by reference.

The specific terms and conditions of the award are set forth hereinafter.

1.
Performance Units and Award Cycle. Each Performance Unit represents and is equal to the value of one share of Company Common Stock. Subject to the provisions of the Plan, the Performance Units awarded to the Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the award cycle established with respect thereto beginning on __________ and ending on __________ (the "Award Cycle").

2.
Performance Goal Condition. The Performance Units are contingently awarded subject to the condition that the number of Performance Units, if any, earned by the Participant upon the expiration of the Award Cycle is dependent (in the manner hereinafter set forth) on the performance of the Company's total shareholder return relative to the total shareholder return of all of the companies (the "EEI Companies") comprising the Edison Electric Institute Index of U.S. Shareholder-Owned Electric Utilities as of __________ and __________ (or their successors from a merger or other combination with another company listed in such Index, but excluding any company subject to a Business Combination, as hereinafter defined on __________). Total shareholder return ("TSR") for any company, including the Company, shall include both price appreciation (depreciation) and cash dividends, shall be calculated in the same manner that EEI calculated total return as of __________ and shall be measured by the company's total return that shareholders receive over the Award Cycle by investment at the first day of the Award Cycle.

The number of Performance Units earned is dependent on the performance ranking of the Company's total shareholder return for the Award Cycle, as set forth below (expressed in terms of the Company's position among the EEI Companies when ranked by total shareholder return for the Award Cycle):

COMPANY TSR PERCENTILE RANKING VS. EEI COMPANIES	PERCENT OF TARGET PERFORMANCE UNITS EARNED
___ percentile	___%
___ percentile	___%
___ percentile	___%
___ percentile	___%
___ percentile	___%
___ percentile	___%
___ percentile	___%
___ percentile	___%
Below ___ percentile	___%

Performance Units earned for performance between the percentiles shown above will be determined by straight-line interpolation; provided, that, in all cases, the number of Performance Units which the Participant earns shall be a whole number (disregarding any fraction).

Any Performance Units awarded hereunder that the Participant does not earn at the end of the Award Cycle pursuant to the foregoing schedule shall be forfeited.

The provisions of this Section 2 shall not affect in any way any forfeiture under Section 4 below or Section 8(b) of the Plan or any provision regarding the earning of Performance Units at the 100% target level under Section 9 of the Plan upon the occurrence of a Change of Control.

For purposes of determining whether any of the EEI Companies is subject to a Business Combination on __________, a company shall be deemed subject to a Business Combination on __________, if such company is: (i) the subject of a tender offer or exchange offer by a third party seeking to acquire more than 20% of the outstanding voting securities of such company or (ii) a party to a merger, consolidation, share exchange or reorganization agreement or an agreement providing for the sale or disposition of all or substantially all of its assets.

3.
Payout. Subject to Section 9 of the Plan, as soon as practicable following the end of the Award Cycle, the Committee shall evaluate the actual performance of the Performance Goal set forth in Section 2 hereof, shall certify in writing the extent to which such Performance Goal and other material terms of this award have been satisfied and shall determine the number, if any, of Performance Units that have been earned (the "Earned Performance Units"). The Committee shall then cause to be issued to the Participant (or, in the event of the Participant's death, to the Participant's beneficiary under the Plan) no later than __________: (i) a certificate for shares of Common Stock equal in number to the Earned Performance Units (disregarding any fraction) plus (ii) a cash payment equal to the amount of dividends that would have been declared during the Award Cycle on such number of shares of Common Stock being issued pursuant to this Section 3.

4.
Forfeiture. All Performance Unit awards are subject to the terms and conditions of the Plan relating to Performance Units. If the Participant incurs a Termination of Employment for any reason on or before the end of the Award Cycle, all rights to or in respect of Performance Units awarded hereunder shall be forfeited except as provided in Section 8(b)(iii) or Section 9(a)(iii) of the Plan and except that, in the case of the Participant's Termination of Employment after he has at least 80 Points as defined in Section 2.49 of the OGE Energy Corp. Retirement Plan, as amended and restated effective as of January 1, 2013, such Termination of Employment will be considered a Termination of Employment due to Retirement under Section 8(b)(iii) of the Plan.

5.
Acceptance of Award. By execution of this Agreement, the Participant accepts the award, acknowledges receipt of a copy of the Plan, and represents that the Participant is familiar with the terms and provisions thereof and agrees to be bound thereby. Participant further agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to any questions arising under the Plan, including any calculation of, or in connection with, the total shareholder return of the Company or any other company for the Award Cycle.

6.	Taxes and Other Matter.

(a)    By execution of this Agreement, the Participant agrees to pay all withholding and other taxes payable by the Participant with respect to Performance Units earned under this Agreement at such times and in such manner as the Company may request, and the Participant further agrees to comply with all Federal and State securities laws.

(b)    The Participant may elect, subject to approval of the Board of Directors or a committee composed of two or more non-employee directors within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934 or any successor provision thereto, to satisfy Participant’s minimum tax withholding requirements under Federal, State and local laws and regulations thereunder, in whole or in part, by having the Company withhold shares having a fair market value equal to all or a portion of the amount so required to be withheld. The value of the shares to be withheld is to be based upon the same price of the shares that is utilized to determine the amount of withholding tax that the Participant owes. All elections under this Section 6(b) shall be (i) irrevocable and (ii) made electronically through the Common Stock Plan Services Administrator (or by such other method as the Committee determines) prior to the date on which the Committee will determine the number of Performance Units earned hereunder or such earlier date as the Company shall prescribe.

7.	Other Condition. The award of Performance Units evidenced by this Agreement shall be subject to your acceptance of this Agreement.

OGE ENERGY CORP.

BY:
Chairman of the Board and
Chief Executive Officer

ACCEPTED AND AGREED TO this _________ day of _____________________________

__________________________________

Participant

OGE ENERGY CORP.
FORM OF PERFORMANCE UNIT AGREEMENT
UNDER THE 2013 STOCK INCENTIVE PLAN

OGE Energy Corp. (the "Company") hereby awards, at target, to __________ (the "Participant") ___ Performance Units pursuant to the OGE Energy Corp. 2013 Stock Incentive Plan (the "Plan"), the definitions and provisions of which are incorporated herein by reference.

The specific terms and conditions of the award are set forth hereinafter.

1.
Performance Units and Award Cycle. Each Performance Unit represents and is equal to the value of one share of Company Common Stock. Subject to the provisions of the Plan, the Performance Units awarded to the Participant may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during the award cycle established with respect thereto beginning on __________ and ending on __________ (the "Award Cycle").

2.
Performance Goal Condition. The Performance Units are contingently awarded subject to the condition that the number of Performance Units, if any, earned by the Participant upon the expiration of the Award Cycle is dependent (in the manner hereinafter set forth) on Utility EPS Growth during the Award Cycle. Utility EPS Growth shall mean the amount obtained by multiplying one-third times the percentage increase or decrease in Utility EPS (as hereinafter defined) for the year ended __________ as compared to ___ for the year ended __________. For purposes of the foregoing, all percentages shall be calculated to the nearest one-hundredth of one percent. The number of Performance Units earned for the Award Cycle shall be determined in accordance with the following chart:

UTILITY EPS GROWTH	PERCENT OF TARGET PERFORMANCE UNITS EARNED
___%	___%
___%	___%
___%	___%
___%	___%
___%	___%
___%	___%
___%	___%
___%	___%
Below ___%	___%

Performance Units earned for performance between the percentiles shown above will be determined by straight-line interpolation; provided, that, in all cases, the number of Performance Units which the Participant earns shall be a whole number (disregarding any fraction).

Any Performance Units awarded hereunder that the Participant does not earn at the end of the Award Cycle pursuant to the foregoing chart shall be forfeited.

The provisions of this Section 2 shall not affect in any way any forfeiture under Section 4 below or Section 8(b) of the Plan or any provision regarding the earning of Performance Units at the 100% target level under Section 9 of the Plan upon the occurrence of a Change of Control.

3.
Payout. Subject to Section 9 of the Plan, as soon as practicable following the end of the Award Cycle, the Committee shall determine Utility EPS as provided in Section 5 below, shall evaluate the actual performance of the Performance Goal set forth in Section 2 hereof, shall certify in writing the extent to which such Performance Goal and other material terms of this award have been satisfied and shall determine the number, if any, of Performance Units that have been earned (the "Earned Performance Units"). The Committee shall then cause to be issued to the Participant (or, in the event of the Participant's death, to the Participant's beneficiary under the Plan) no later than __________: (i) a certificate for shares of Common Stock equal in number to the Earned Performance Units (disregarding any fraction) plus (ii) a cash payment equal to the amount of dividends that would have been declared during the Award Cycle on such number of shares of Common Stock being issued pursuant to this Section 3.

4.
Forfeiture. All Performance Unit awards are subject to the terms and conditions of the Plan relating to Performance Units. If the Participant incurs a Termination of Employment for any reason on or before the end of the Award Cycle, all rights to or in respect of Performance Units awarded hereunder shall be forfeited except as provided in Section 8(b)(iii) or Section 9(a)(iii) of the Plan and except that, in the case of the Participant's Termination of Employment after he has at least 80 Points as defined in Section 2.49 of the OGE Energy Corp. Retirement Plan, as amended and restated effective as of January 1, 2013, such Termination of Employment will be considered a Termination of Employment due to Retirement under Section 8(b)(iii) of the Plan.

5.
Utility EPS. As used in this Agreement, "Utility EPS" shall mean the sum of: (x) the Net Income as shown on the Statement of Income of Oklahoma Gas and Electric Company for the year ended __________ plus (y) the Net Income of OGE Transmission Company as shown on the Statement of Income of OGE Transmission Company for the year ended __________, divided by the same number of outstanding shares of common stock used in calculating consolidated diluted earnings per average common share from continuing operations of OGE Energy Corp., as reported on the Consolidated Statement of Income of OGE Energy Corp. for the year ended __________; provided, however that, in making such calculation, the Committee in its discretion may exclude the impact on Net Income of Oklahoma Gas and Electric Company from (i) any change in accounting principles during the Award Cycle and (ii) any net gain or loss during ___ from the sale, other disposition or impairment of any business or asset.

6.
Acceptance of Award. By execution of this Agreement, the Participant accepts the award, acknowledges receipt of a copy of the Plan, and represents that the Participant is familiar with the terms and provisions thereof and agrees to be bound thereby. Participant further agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee with respect to any questions arising under the Plan, including any calculation of, or in connection with, earnings per share of the Company for any period.

7.	Taxes and Other Matter.

(a)
By execution of this Agreement, the Participant agrees to pay all withholding and other taxes payable by the Participant with respect to Performance Units earned under this Agreement at such times and in such manner as the Company may request, and the Participant further agrees to comply with all Federal and State securities laws.

(b)
The Participant may elect, subject to approval of the Board of Directors or a committee composed of two or more non-employee directors within the meaning of Rule 16b- 3(b)(3) of the Securities Exchange Act of 1934 or any successor provision thereto, to satisfy Participant’s minimum tax withholding requirements under Federal, State and local laws and regulations thereunder, in whole or in part, by having the Company withhold shares having a fair market value equal to all or a portion of the amount so required to be withheld. The value of the shares to be withheld is to be based upon the same price of the shares that is utilized to determine the amount of withholding tax that the Participant owes. All elections under this Section 7(b) shall be (i) irrevocable and (ii) made electronically through the Common Stock Plan Services Administrator (or by such other method as the Committee determines) prior to the date on which the Committee will determine the number of Performance Units earned hereunder or such earlier date as the Company shall prescribe.

8.	Other Condition. The award of Performance Units evidenced by this Agreement shall be subject to your acceptance of this Agreement.

OGE ENERGY CORP.

BY:
Chairman of the Board and
Chief Executive Officer

ACCEPTED AND AGREED TO this _________ day of _____________________________

__________________________________

Participant